UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2025

OLIN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 Carondelet Plaza,	Suite 1530	Clayton,	MO	63105
(Address of principal executive offices)				(Zip Code)
(314) 480-1400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐		Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐		Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐		Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐		Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value per share	OLN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐		Emerging growth company

☐		If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02.    Results of Operations and Financial Condition.
On May 1, 2025, Olin Corporation (“Olin”) issued a press release announcing financial results for the quarter ended March 31, 2025. Attached as Exhibit 99.1, and incorporated by reference, is a copy of Olin’s press release dated May 1, 2025.
Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 1, 2025, the Board approved an amendment to Article II, Section 1 of Olin’s Bylaws to decrease the size of the Board from ten to nine directors, following the completion of Mr. C. Robert Bunch’s term on the Board. A copy of the amended Bylaws is filed as Exhibit 3.1 hereto and is incorporated by reference into this Item 5.03.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
Olin’s 2025 annual meeting of shareholders was held on May 1, 2025. Of the 115,083,118 shares of Common Stock entitled to vote at such meeting, 105,021,493 shares were present for purposes of a quorum. The voting results for each of the three proposals submitted for vote by Olin’s shareholders are set forth below.
Proposal 1 – Election of Directors
The shareholders elected each of the nine nominees to the Board of Directors for a one-year term by the vote of the majority of votes cast, in accordance with Olin’s Bylaws.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Beverley A. Babcock	90,634,789	935,869	199,235	13,251,600
Edward M. Daly	90,901,505	668,411	199,977	13,251,600
Matthew S. Darnall	90,582,241	981,249	206,403	13,251,600
Kenneth T. Lane	90,506,541	1,053,192	210,160	13,251,600
Julie A. Piggott	90,540,704	1,023,033	206,156	13,251,600
Earl L. Shipp	90,269,973	1,295,826	204,094	13,251,600
William H. Weideman	90,498,394	1,051,162	220,337	13,251,600
W. Anthony Will	90,486,168	1,071,274	212,450	13,251,600
Carol A. Williams	90,687,338	904,991	177,564	13,251,600
Proposal 2 – Conduct an advisory vote to approve the compensation for named executive officers
The shareholders gave an advisory approval of the compensation for named executive officers.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 2	86,249,070	5,235,229	285,594	13,251,600
Proposal 3 – Ratification of appointment of KPMG LLP as independent registered public accounting firm for 2025
The shareholders ratified the appointment of KPMG LLP as Olin’s independent registered public accounting firm for 2025.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 3	103,102,919	1,739,627	178,947	0

Item 7.01.    Regulation FD Disclosure.
On May 1, 2025, Olin’s Board of Directors declared a quarterly dividend of $0.20 on each share of Olin common stock. The dividend is payable on June 13, 2025 to shareholders of record at the close of business on May 15, 2025. This marks Olin’s 394th consecutive quarterly dividend.
Item 9.01.    Financial Statements and Exhibits.

(d) Exhibit No.	Exhibit
3.1	Bylaws of Olin Corporation, as amended effective May 1, 2025
99.1	Press Release announcing first quarter 2025 earnings, dated May 1, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION
By:	/s/ Inchan Hwang
	Name:	Inchan Hwang
	Title:	Vice President, Deputy General Counsel and Secretary

Date: May 1, 2025